UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

December 29, 2003
Date of report (Date of earliest event reported)

ASSISTED LIVING CONCEPTS, INC.

(exact name of registrant as specified in its charter)

NEVADA	1-13498	93-1148702

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

1349 Empire Central, Suite 900, Dallas, TX 75247

(Address of Principal Executive Offices) (Zip Code)

(214) 424-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE	1
SIGNATURES	2
EXHIBIT INDEX	3

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 29, 2003, Assisted Living Concepts, Inc. (the “Company”) issued a press release announcing the refinance of $88 million in debt and the redemption of all Junior and Senior Notes. The press release is included in Exhibit 99.1 and incorporated herein by reference.

EXHIBIT NO.	DOCUMENT DESCRIPTION

99.1	Press Release of Assisted Living Concepts, Inc. dated December 29, 2003.

1

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC

	By:	/s/ Matthew G. Patrick

		Name:	Matthew G. Patrick
		Title:	Senior Vice President, Chief Financial Officer, Secretary and Treasurer
Date: December 29, 2003

2

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION

99.1	Press Release of Assisted Living Concepts, Inc., dated December 29, 2003.

3